UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2010
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana (State or Other Jurisdiction of Incorporation or Organization)	0-21086 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive Carlyss, Lousiana (Address of Principal Executive Offices)	70665 (Zip Code)
Registrant’s Telephone Number, including Area Code: (337) 583-5000
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 22, 2010, Global Industries, Ltd. (the “Company”) issued a press release announcing that Mr. C. Andrew Smith has been named Senior Vice President and Chief Financial Officer of the Company, effective April 26, 2010.
Pursuant to an offer letter from the Company to Mr. Smith (the “Letter”), Mr. Smith will receive a base salary of $325,000 per year as the Company’s Senior Vice President and Chief Financial Officer. Mr. Smith will be eligible to participate in the Company’s annual incentive plan with a maximum incentive opportunity equal to 110% of his base salary and otherwise on the same basis as the Company’s other executive officers. He will receive a performance unit award of 44,000 shares of common stock of the Company under its 2005 Stock Incentive Plan (the “Stock Incentive Plan”), with a two-year performance period, based upon performance measures set by the Company’s Compensation Committee, and a maximum opportunity to earn up to 88,000 shares of common stock. Mr. Smith will receive a restricted stock award pursuant to the Company’s Stock Incentive Plan of 50,000 restricted shares of common stock, the forfeiture restrictions on which will lapse with respect to one-half of such shares on the third anniversary of the grant date and with respect to other one-half of such shares on the fifth anniversary of the grant date. Mr. Smith will be awarded an option to purchase 50,000 shares of common stock of the Company under its Stock Incentive Plan with an exercise price per share equal to the fair market value of a share of common stock based on the closing price on April 26, 2010, which will vest annually over three years in substantially equal amounts beginning on the first anniversary thereof. The stock options, performance units and restricted stock awards will be made under the terms of the Company’s standard award agreements. Mr. Smith will also participate in all other benefit plans and programs made available to other executive officers.
The Company will also enter into a change of control agreement with Mr. Smith that is substantially the same as provided to the other executive officers of the Company. Under the terms of the agreement, upon a change in control and without regard to whether there is a subsequent termination of employment, (i) all outstanding stock options will immediately vest and, unless the compensation committee determines to make an equitable adjustment or substitution, Mr. Smith will receive a cash payment equal to the number of shares subject to the options outstanding multiplied by the difference between the closing price of the Company’s common stock on the date immediately prior to the change in control and the exercise price of the stock options, (ii) all outstanding restricted stock awards will immediately vest and all forfeiture restrictions will lapse, and (iii) all outstanding performance unit awards for which the performance period has not been completed will be deemed earned at the target level payout, will be payable in the same form of equity or other consideration as all other stockholders with respect to shares of Company common stock and will be delivered within 10 days of the change in control.
In addition, within two years following a change in control and upon a subsequent termination of Mr. Smith’s employment by the Company other than for “cause” or by the executive for “good reason”, Mr. Smith will be eligible for the following additional benefits:
•	A lump sum cash payment equal to (x) three times (y) base salary and bonus. Calculation of the bonus amount used in determination of the lump sum payment is based on the largest actual bonus paid in the last five years or, if higher, the target bonus in the year of termination of employment.

•	A cash payment for unvested contributions under the Company’s retirement plan as of the date of termination.

•	Two years of continued healthcare and dependent healthcare coverage at no additional cost.

•	Reimbursement of legal fees incurred as a result of the termination and certain relocation expenses, if applicable.

The initial term of the agreement will continue through December 31, 2010 and shall be automatically extended for successive one-year terms unless the Company notifies Mr. Smith 30 days prior to the end of a term of its intention not to extend the agreement. In the event of a change in control during the term of the agreement, the agreement shall continue in effect for two years from the date of the change in control.
The foregoing description of the Letter and the change in control agreement between the Company and Mr. Smith does not purport to be complete and is qualified in its entirety by reference to the agreements which are attached as Exhibits 10.1 and 10.5 to this Form 8-K and incorporated by reference into this Item 5.02
Mr. Smith, age 39, joins Global after spending ten years with NATCO Group, Inc. where he served in several financial roles, most recently as Senior Vice President & Chief Financial Officer. Previously, Mr. Smith held financial roles with Comfort Systems USA and the accounting firm Price Waterhouse. He is a graduate of the University of Houston and is a Certified Public Accountant in the State of Texas.
A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

10.1	Letter from Global Industries, Ltd. to Mr. C. Andrew Smith, effective April 26, 2010
10.2	Form of Non-Qualified Stock Option Agreement, incorporated by reference to Exhibit 10.2 of registrant’s Form 8-K filed February 26, 2010
10.3	Form of Restricted Stock Agreement, incorporated by reference to Exhibit 10.1 of registrant’s Form 8-K filed November 7, 2005
10.4	Form of Executive Long Term Incentive Performance Unit Agreement, incorporated by reference to Exhibit 10.2 of registrant’s Form 10-Q filed May 7, 2009
10.5	Form of Change in Control Agreement, incorporated by reference to Exhibit 10.4 of registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008
99.1	Press Release dated April 22, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
By:	/s/ Russell J. Robicheaux
Russell J. Robicheaux
Senior Vice President, Chief Administrative Officer and General Counsel

April 22, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Letter from Global Industries, Ltd. to Mr. C. Andrew Smith, effective April 26, 2010
10.2	Form of Non-Qualified Stock Option Agreement, incorporated by reference to Exhibit 10.2 of registrant’s Form 8-K filed February 26, 2010
10.3	Form of Restricted Stock Agreement, incorporated by reference to Exhibit 10.1 of registrant’s Form 8-K filed November 7, 2005
10.4	Form of Executive Long Term Incentive Performance Unit Agreement, incorporated by reference to Exhibit 10.2 of registrant’s Form 10-Q filed May 7, 2009
10.5	Form of Change in Control Agreement, incorporated by reference to Exhibit 10.4 of registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008
99.1	Press Release dated April 22, 2010